Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K, as amended, (the “Report”) of Pacific Software, Inc. (the “Registrant”) for the fiscal year ended September 30, 2011, I, Bruce Thomsen, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 10, 2012

/s/ Bruce Thomsen

Bruce Thomsen,

President, Chief Financial Officer,
Secretary, Director

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